OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                      Apr-98



                                              REPORT DATE:  May 12, 1998
                                              POOL REPORT #        3
                                              Page 1 of 7





                                        Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------------------------

Beginning                                                                                Ending           Scheduled
Principal              Scheduled       Prepaid           Liquidated     Contracts        Principal        Gross
Balance                Principal       Principal         Principal      Repurchased      Balance          Interest
----------------------------------------------------------------------------------------------------------------------


 193,464,426.40     (264,027.15)       (1,896,285.85)     (31,195.93)       0.00      191,272,917.47    1,762,383.55
======================================================================================================================



                   Scheduled                                              Amount
 Servicing         Pass Thru         Liquidation       Reserve            Available for        Limited            Total
  Fee               Interest          Proceeds          Fund Draw          Distribution         Guarantee          Distribution
-----------------------------------------------------------------------------------------------------------------------------------


161,220.36        1,601,163.19       20,431.77            0.00            3,943,128.32            0.00             3,943,128.32
===================================================================================================================================




                                                      Certificate Account
--------------------------------------------------------------------------------------------------------------------------------

        Beginning                       Deposits                                         Investment              Ending
        Balance              Principal           Interest        Distributions           Interest               Balance
--------------------------------------------------------------------------------------------------------------------------------

       1,834,464.11         2,169,044.93       2,201,404.93      (4,218,553.14)              8,466.36          1,994,827.19
================================================================================================================================



                     P&I Advances at Distribution Date
   --------------------------------------------------------------------------


     Beginning              Recovered            Current            Ending
      Balance               Advances            Advances           Balance
-----------------------------------------------------------------------------

         9,861.31                  0.00        518,780.03         528,641.34
=============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                               Apr-98


                Class B Crossover Test
                ------------------------------------------------------------

                (a) Remittance date on or after September 2002


                (b) Average 60 day Delinquency rate <=       5%

                (c) Average 30 day Delinquency rate <=       7%


                (d) Cumulative losses do not exceed the following

                percent of the intitial principal balance of all Certificates

                               Sep 2002- Feb 2004            7%
                               Mar 2004-Feb 2005             8%
                               Mar 2005 and thereafter       9%




                (e) Current realized loss ratio <=           2.75%


                (f) Does Subordinated Certificate percentage equal or

                     exceed                                  32.813%
                     of Pool Scheduled Principal Balance

                               Beginning M balance              15,337,000.00

                               Beginning B-1 balance            14,843,000.00

                               Beginning B-2 balance             6,926,846.00
                                                            -----------------
                                                                37,106,846.00
                                                            -----------------
                               Divided by beginning pool
                               balance                         193,464,426.40
                                                                       19.180%






                                                REPORT DATE:  May 12, 1998
                                                POOL REPORT #      3

                                                Page 2 of 7


  Test Met?         Average 60 day delinquency ratio:
  ---------------

        N                                      Over 60s           Pool Balance               %
                                          --------------------------------------------------------

        Y           Current Mo               1,271,223.19          191,272,917.47        0.66%
                    1st Preceding Mo           381,511.02          193,464,426.40        0.20%
        Y           2nd Preceding Mo            41,260.00          195,894,854.82        0.02%
                                                                    Divided by              3
                                                                                     -------------
                                                                                         0.29%
                                                                                     =============
Average 30 day delinquency ratio:


        N
        N
        N                                      Over 30s           Pool Balance              %
                                          --------------------------------------------------------

                    Current Mo               4,897,055.87          191,272,917.47       2.56%
                    1st Preceding Mo         2,407,318.34          193,464,426.40       1.24%
        Y           2nd Preceding Mo         1,513,542.89          195,894,854.82       0.77%
                                                                       Divided by          3
                                                                                  -------------
                                                                                        1.53%
                                                                                     =============

                    Cumulative loss ratio:

                                           Cumulative losses            10,764.16
                                                             ------------------------
                    Divided by Initial Certificate Principal       197,901,846.00      0.005%
                                                                                     =============





                    Current realized loss ratio:
       N                                 Liquidation                 Pool
                                                Losses               Balance
                                          -------------------------------------------

                    Current Mo                    10,764.16          191,272,917.47
                    1st Preceding Mo                   0.00          193,464,426.40
                    2nd Preceding Mo                   0.00          195,894,854.82
                                                                                       0.022%
                                                                                    =============






OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                Apr-98



                                                                    Delinquency Analysis

                                              31 to 59 days            60 to 89 days        90 days and Over        Total Delinq.
              No. of    Principal                  Principal             Principal             Principal               Principal
              Loans     Balance              #     Balance          #    Balance          #    Balance          #      Balance
              ----------------------------------------------------------------------------------------------------------------------


Excluding Repos   5,081  190,634,526.43    109    3,486,199.30    18      717,392.64     2       55,072.89      129    4,258,664.83

        Repos        21      638,391.04      5      139,633.38    10      307,434.17     6      191,323.49       21      638,391.04
              ---------------------------------------------------------------------------------------------------------------------

        Total     5,102  191,272,917.47    114    3,625,832.68    28    1,024,826.81     8      246,396.38      150    4,897,055.87
              ======================================================================================================================

                                                                                                            2.9%              2.56%
                                                                                                      ==============================


                                                     REPORT DATE:  May 12, 1998
                                                     POOL REPORT #             3
                                                     Page 3 of 7




                                                Repossession Analysis
          Active Repos             Reversal        Current Month
          Outstanding            (Redemption)         Repos                  Cumulative Repos
            Principal              Principal            Principal                 Principal
     #      Balance          #      Balance      #      Balance            #      Balance
--------------------------------------------------------------------------------------------


    21      638,391.04      0          0.00      16    404,456.99         23      669,871.38


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                         Apr-98

REPOSSESSION LIQUIDATION REPORT


REPORT DATE:  May 12, 1998
POOL REPORT # 3

Page 4 of 7

                              Liquidated                                                                   Net
  Account        Customer      Principal        Sales       Insur.       Total        Repossession     Liquidation
   Number          Name         Balance       Proceeds      Refunds     Proceeds        Expenses        Proceeds
---------------------------------------------------------------------------------------------------------------------
138813-1     Breining, J        15,650.67      15,000.00     270.63     15,270.63        4,910.00       10,360.63
144123-7     Gee, C             15,545.26      14,400.00   1,760.21     16,160.21        4,910.00       11,250.21
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                                                                             0.00                            0.00
                              ---------------------------------------------------------------------------------------
                                31,195.93      29,400.00   2,030.84     31,430.84        9,820.00       21,610.84
                              =======================================================================================

                                    Net             Current
  Unrecov.   FHA Insurance      Pass Thru         Period Net      Cumulative
  Advances     Coverage         Proceeds         Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------
   524.97         0.00            9,835.66        (5,815.01)
   654.10         0.00           10,596.11        (4,949.15)
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
                  0.00                0.00             0.00
---------------------------------------------------------------
1,179.07          0.00           20,431.77       (10,764.16)     (10,764.16)
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Apr-98



REPORT DATE:  May 12, 1998
POOL REPORT #           3

Page 5 of 7


ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:

             The Accelerated Principal Distribution is equal to the lesser of
(C) or the positive difference, if any, between (A) and (B)


         (A) TARGET OVERCOLLATERALIZATION AMOUNT                                                         989,509.23
                                                                                                       ----------------

         (B) CURRENT OVERCOLLATERALIZATION AMOUNT

                The positive difference, if any, between

                            Scheduled Principal Balance                                                193,464,426.40

                            Certificate Principal Balance of all outstanding Classes of Certificates   192,474,917.17
                                                                                                      ------------------

                                                                                                           989,509.23
                                                                                                      -------------------

         (C) CURRENT CLASS X STRIP AMOUNT                                                                  550,156.46
                                                                                                      --------------------


             ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                           0.00
                                                                                                      --------------------


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                     Apr-98

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                      Original           Beginning      Beginning          Current         Current         Ending
                Cert.                Certificate        Certificate     Carryover         Principal       Principal      Carryover
                Class                  Balances           Balances       Principal           Due            Paid         Principal
------------------------------------------------------------------------------------------------------------------------------------


A-1                                35,000,000.00      29,573,071.17        0.00         2,191,508.93    2,191,508.93           0.00
A-1 Outstanding Writedown                   0.00               0.00                             0.00

A-2                                13,950,000.00      13,950,000.00        0.00                 0.00            0.00           0.00
A-2 Outstanding Writedown                   0.00               0.00                             0.00

A-3                                25,200,000.00      25,200,000.00        0.00                 0.00            0.00           0.00
A-3 Outstanding Writedown                   0.00               0.00                             0.00

A-4                                33,450,000.00      33,450,000.00        0.00                 0.00            0.00           0.00
A-4 Outstanding Writedown                   0.00               0.00                             0.00

A-5                                53,195,000.00      53,195,000.00        0.00                 0.00            0.00           0.00
A-5 Outstanding Writedown                   0.00               0.00                             0.00

M                                  15,337,000.00      15,337,000.00        0.00                 0.00            0.00           0.00
M Outstanding Writedown                     0.00               0.00                             0.00

B-1                                14,843,000.00      14,843,000.00        0.00                 0.00            0.00           0.00
B-1 Outstanding Writedown                   0.00               0.00                             0.00

B-2                                 6,926,846.00       6,926,846.00        0.00                 0.00            0.00           0.00
B-2 Outstanding Writedown                   0.00               0.00                             0.00

Excess Asset Principal Balance              0.00         989,509.21        0.00                 0.00            0.00           0.00
                                ----------------------------------------------------------------------------------------------------

                                  197,901,846.00     193,464,426.38        0.00         2,191,508.93    2,191,508.93           0.00
                                ====================================================================================================




                                                    REPORT DATE:  May 12, 1998
                                                    POOL REPORT #         3

                                                    Page 6 of 7


         Accelerated                        Ending                        Principal Paid
          Principal       Writedown       Certificate      Pool             Per $1,000
         Distribution      Amounts          Balances       Factor           Denomination
---------------------------------------------------------------------------------------------


           0.00            0.00         27,381,562.24         78.23303%         62.61
                           0.00                  0.00          0.00              0.00

           0.00            0.00         13,950,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00         25,200,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00         33,450,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00         53,195,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00         15,337,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00         14,843,000.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00          6,926,846.00        100.00000%          0.00
                           0.00                  0.00          0.00              0.00

           0.00            0.00            989,509.21
-----------------------------------------------------

           0.00            0.00        191,272,917.45
=====================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1998-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                         Apr-98


CERTIFICATE INTEREST ANALYSIS



           Certificate      Remittance     Beginning          Current           Total               Interest             Ending
              Class         Rate           Balance           Accrual            Paid               Shortfall           Balance
                           ---------------------------------------------------------------------------------------------------------


 A-1                           6.20000%       0.00           152,794.20        152,794.20                0.00               0.00
 A-1  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 A-1  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 A-2                           6.10000%       0.00            70,912.50         70,912.50                0.00               0.00
 A-2  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 A-2  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 A-3                           6.05000%       0.00           127,050.00        127,050.00                0.00               0.00
 A-3  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 A-3  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 A-4                           6.20000%       0.00           172,825.00        172,825.00                0.00               0.00
 A-4  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 A-4  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 A-5                           6.70000%       0.00           297,005.42        297,005.42                0.00               0.00
 A-5  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 A-5  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 M                             6.82500%       0.00            87,229.19         87,229.19                0.00               0.00
 M  Carryover Interest         0.00           0.00                 0.00              0.00                0.00               0.00
 M  Writedown Interest         0.00           0.00                 0.00              0.00                0.00               0.00

 B-1                           7.50000%       0.00            92,768.75         92,768.75                0.00               0.00
 B-1  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 B-1  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00

 B-2                           8.73500%       0.00            50,421.67         50,421.67                0.00               0.00
 B-2  Carryover Interest       0.00           0.00                 0.00              0.00                0.00               0.00
 B-2  Writedown Interest       0.00           0.00                 0.00              0.00                0.00               0.00


 X                                      989,509.21           550,156.46        539,392.30           10,764.16       1,000,273.37


 R                                            0.00                 0.00              0.00                0.00               0.00

 Service Fee                                  0.00           161,220.36        161,220.36                0.00               0.00
                                 -------------------------------------------------------------------------------------------------

                                         989,509.21         1,762,383.55     1,751,619.39           10,764.16       1,000,273.37
                                 ==================================================================================================



                                                    REPORT DATE:  May 12, 1998
                                                    POOL REPORT #          3

                                                    Page 7 of 7


    Interest Paid
      Per $1,000            Cert.       TOTAL
    Denomination           Class    DISTRIBUTION
---------------------------------------------------------------


           5.17              A-1            2,344,303.13
           0.00
           0.00

           5.08              A-2               70,912.50
           0.00
           0.00

           5.04              A-3              127,050.00
           0.00
           0.00

           5.17              A-4              172,825.00
           0.00
           0.00

           5.58              A-5              297,005.42
           0.00
           0.00

           5.69               M                87,229.19
           0.00
           0.00

           6.25              B-1               92,768.75
           0.00
           0.00

           7.28              B-2               50,421.67
           0.00                                          CUMULATIVE X INTEREST SHORTFALL            1,000,273.37
           0.00                                          CUMULATIVE ACCELERATED PRINCIPAL DISTRIB    (989,509.21)
                                                                                                  -----------------

                              X               539,392.30       CUMULATIVE LOSSES                       10,764.16
                                                                                                  -----------------

                              R                     0.00

                                              161,220.36
                                       ------------------

                                            3,943,128.32
                                       ==================


